LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY CASH MANAGEMENT FUNDS (R)
LEHMAN BROTHERS RESERVE LIQUIDITY FUNDS (R)
Supplement to the Prospectuses dated July 29, 2007
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CHANGE TO PORTFOLIO HOLDINGS POLICY

THE FOLLOWING WILL REPLACE THE "PORTFOLIO HOLDINGS POLICY" SECTION ON PAGE 22 OF THE LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY CASH MANAGEMENT FUNDS PROSPECTUS AND THE LEHMAN BROTHERS RESERVE LIQUIDITY FUNDS PROSPECTUS:

A description of the Portfolios' policies and procedures with respect to the disclosure of their portfolio holdings is available in their Statement of Additional Information. The complete portfolio holdings for each Portfolio are available at https://www.lehmanam.com/publiccp/LAM/americas/cash_mgmt.html.
Month-end holdings will be posted approximately 15 days after each month-end and mid-month holdings will be posted on approximately the last business day of the month.

Each Portfolio's complete portfolio holdings will remain available at www.lehman.com until the subsequent period's holdings have been posted. Complete holdings for all Portfolios will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.




THE DATE OF THIS SUPPLEMENT IS AUGUST 23, 2007.













LEHMAN BROTHERS ASSET MANAGEMENT

NB
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